SCHEDULE 14 A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement   [ ]  Confidential, for Use of
                                        the Commission Only (as
                                        permitted by Rule 14a-
                                        6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-2.

              SEVENSON ENVIRONMENTAL SERVICES, INC.
_________________________________________________________________
        (Name of Registrant as Specified In Its Charter)
_________________________________________________________________
           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:
          _______________________________________________________

     (2)  Aggregate number of securities to which transaction
          applies:
          _______________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          _______________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
          _______________________________________________________

     (5)  Total fee paid:
          _______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:
          _______________________________________________________

     (3)  Filing Party:
          _______________________________________________________

     (4)  Date Filed:
          _______________________________________________________

                     Sevenson Environmental
                         Services, Inc.


                       2749 Lockport Road
               Niagara Falls, New York  14302-0396

                    NOTICE OF ANNUAL MEETING




TO ALL STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders of Sevenson Environmental Services, Inc., a Delaware corporation, ("Sevenson" or the "Company") will be held at the Comfort Inn, One Prospect Point, Niagara Falls, New York, on
May 19, 1998, at 10:00 a.m., for the following purposes:

     (1) To elect eight Directors, two of whom will be Class A Directors elected by holders of Common Stock and six of whom will be Class B Directors elected by holders of Class B Common Stock, such Directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

     (2)  To consider and approve the reincorporation of Sevenson
Environmental Services, Inc. from Delaware to New York by merging the Company into a wholly owned subsidiary, Sevenson
Environmental Services of New York, Inc., a New York corporation.

     (3) To amend the Company's Incentive Stock Plan to increase the number of shares available for issuance under the Plan from 320,000 to 600,000.

     (4) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as independent accounts to audit the accounts of the Company for the fiscal year ending December 31, 1998.

     (5) To transact such other business as may properly come before the meeting.

                              By Order of the Board of Directors,

                              WILLIAM J. McDERMOTT

                              Secretary


April 13, 1998

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE
          MARK, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY
          IN THE ENVELOPE PROVIDED.

                         PROXY STATEMENT
               FOR ANNUAL MEETING OF STOCKHOLDERS
                               OF
              Sevenson Environmental Services, Inc.

                           __________

                          TO BE HELD AT
                         THE COMFORT INN
                       ONE PROSPECT POINT
                     NIAGARA FALLS, NEW YORK
                         ON MAY 19, 1998

                           __________

                         PROXY STATEMENT


GENERAL MATTERS

     The accompanying proxy is solicited by the Board of Directors of Sevenson Environmental Services, Inc. (the
"Company") for the Annual Meeting of Stockholders of the Company
(the "Annual Meeting") to be held at the Comfort Inn, One
Prospect Point, Niagara Falls, New York, 14302, on Tuesday,
May 19, 1998, at 10:00 a.m. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about April 13, 1998.

     The cost of solicitation of proxies will be borne by the Company. Solicitation other than by mail may be made by officers or by regular employees of the Company, who will receive no additional compensation therefor, by personal or telephone solicitation, the cost of which is expected to be nominal. The Company will reimburse brokerage firms and other securities custodians for their expenses in forwarding proxy materials to their principals.

     Only holders of shares of the Company's Common Stock, par value $.10 per share (the "Common Stock") and the Company's
Class B Common Stock, par value $.10 per share (the "Class B Common Stock") of record at the close of business on April 3, 1998 will be entitled to notice of and to vote at the meeting and at all adjournments thereof. At the close of business on April 8, 1998, the Company had outstanding approximately 2,640,785 shares of Common Stock and 7,486,440 shares of Class B Common Stock. At the meeting, the holders of Common Stock will be entitled, as a class, to elect two Directors (the Class A Directors) and the holders of Class B Common Stock will be entitled, as a class, to elect the remaining six Directors (the Class B Directors).

     Except for the election of Directors and except for class votes as required by law, holders of both classes of Common Stock vote or consent as a single class on all matters, with each share of Common Stock having one vote per share and each share of Class B Common Stock having ten votes per share.

     Shares of Common Stock represented by the proxies in the form enclosed, properly executed, will be voted in the manner designated, or if no instructions are indicated, in favor of Directors named therein and for the other proposals. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. The proxy given by the enclosed proxy card may be revoked at any time before it is voted by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth information concerning the persons known to the Company to beneficially own, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of Common Stock or Class B Common Stock, the number of shares of each class owned by each Director of the Company, the named executive officers and by all executive officers and Directors as a group, as of April 3, 1998, and the aggregate voting power held by such persons and the group in circumstances where Class B Stock votes as one class with the Common Stock.

     The number of shares of each class owned by each of the persons in the following table reflects an eight-for-five stock dividend declared by the Board of Directors on October 6, 1997. The stock dividend was payable on October 27, 1997 to stockholders of record as of October 20, 1997 in the form of a 60% stock dividend payable in Class B Common Stock, on the outstanding Class B Common Stock of Sevenson, and payable in Common Stock, on the outstanding Common Stock of the Company.

                            Shares of                  Shares of Class B
Name (1)                    Common Stock(2)            Common Stock(2)
_______________             _______________            _________________
                                                                                  Voting
                            Number     Percentage      Number      Percentage     Power
                            ______     __________      ______      __________     ______
Royce & Associates, Inc.    1,037,700   39.30%            0           0           1.34%
 1414 Avenue of Americas
 New York, N.Y. 10019
J.P. Morgan & Co., Inc.       525,600   19.90%            0           0           0.68%
 60 Wall Street
 New York, NY 10260
Michael A. Elia                0         0           1,373,440(5)   18.35%       17.72%
Laurence A. Elia               0         0           1,395,620(6)   18.64%       18.03%
Richard A. Elia                0         0           1,397,120(7)   18.66%       18.03%
William J. McDermott           0         0           1,409,000(8)   18.82%       18.18%
Alan R. Elia, Jr.             7,000      0             245,000(9)    3.27%        3.16%
Arthur A. Elia               17,280(3)   *                0           0            *
Dena M. Armstrong             5,040      *                0           0            *
Joseph J. Castiglia           6,400(4)   *                0           0            *
Robert S. Kelso               5,120(4)   *                0           0            *
All officers and Directors
 as a group (14 persons)     97,520      *           5,820,180      74.47%       72.06%
________________________________________________________________________________________


*Less than 1%
____________________

(1) Unless otherwise noted, the address of all beneficial owners is c/o Sevenson Environmental Services, Inc., 2749 Lockport
     Road, Niagara Falls, New York 14302-0396.

(2) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, and individuals may disclaim beneficial ownership for other purposes. Each stockholder has sole investment and voting power over the shares opposite his name unless otherwise indicated.

     The Class B stockholders are parties to a Voting Agreement pursuant to which all shares of Class B Common Stock are to be voted in accordance with the majority vote, except in situations in which there exist certain conflicts of interest. The Voting Agreement commenced in 1989, is for a term of ten years and is subject to renewal.

(3) Includes 4,800 shares of Common Stock which may be acquired under options granted to non-employee Directors pursuant to the 1989 Incentive Stock Plan. Does not include 2,440 shares of Common Stock held by his spouse as to which he disclaims beneficial ownership.

(4) Includes 4,800 shares of Common Stock which may be acquired under options granted to non-employee directors pursuant to the 1989 Incentive Stock Plan.

(5) Does not include 72,000 Class B shares held by his spouse and 61,760 Class B shares held by his spouse as custodian for his minor children as to which he disclaims beneficial ownership.

(6) Does not include 80,000 Class B shares held by his spouse, 37,980 Class B shares held by his spouse as custodian for his minor children as to which he disclaims beneficial ownership and 1,500 Class B shares held in a trust for the benefit of a minor child of which he is a co-trustee and as to which he disclaims beneficial ownership.

(7) Does not include 80,000 Class B shares held by his spouse and 36,480 Class B shares held by his spouse as custodian for his minor children as to which he disclaims beneficial ownership.

(8) Does not include 80,000 Class B shares held by his spouse and 27,360 Class B shares held by his spouse as custodian for his minor children as to which he disclaims beneficial ownership and 1,900 Class B shares held in a trust for the benefit of a minor child of which he is a co-trustee and as to which he disclaims beneficial ownership.

(9) Does not include 1,180,640 Class B shares held by a trust of which he and his father, Alan R. Elia, Sr., are co-trustees, and 3,040 Class B shares held in a trust for his minor child of which he is a co-trustee, as to which he disclaims beneficial ownership.

     All directors and executive officers timely filed all required beneficial ownership reports during fiscal 1997.


ELECTION OF DIRECTORS

     It is intended that proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the two nominees for Class A Director named below. The Class B Directors will be elected by the holders of the Class B Common Stock. Holders of Common Stock are not entitled to vote on the election of the Class B Director nominees. Directors are elected by a plurality of the votes cast; accordingly, abstentions and broker non-votes will have no effect.

     The nominees proposed for election to the Board of Directors are all presently members of the Board.

     The nominees named herein, if elected as Class A Directors, will hold office until the next succeeding Annual Meeting of
Stockholders and until their successors are duly elected and qualified.  In the event either nominee for Class A Director becomes unavailable and a vacancy exists, it is intended that the persons named in the proxy may vote for a substitute who will be recommended by the remaining Director.  It is anticipated that
Michael A. Elia, Laurence A. Elia, Richard A. Elia, William J.
McDermott and Alan R. Elia, Jr., who own 77.7% of the Class B
Common Stock (the "Principal Stockholders"), will execute a proxy authorizing the voting for all of the nominees for Class B
Directors.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve as Directors.  All
Directors have served continuously as such from the year stated.
___________________________________________________________________________
                                    Director
Name                     Age        Since         Title
___________________________________________________________________________
Nominees for
Class A Directors

Joseph J. Castiglia      63        1989           Director
Robert S. Kelso          77        1989           Director
___________________________________________________________________________
Nominees for
Class B Directors

Michael A. Elia          46        1980           President, Chief
                                                   Executive Officer
                                                   and Director
Laurence A. Elia         47        1979           Vice President and
                                                  Director
Richard A. Elia          44        1982           Executive Vice President
                                                   and Director
William J. McDermott     48        1979           Vice President-Finance,
                                                   Secretary and Director

Dena M. Armstrong        40        1982           Assistant Vice President-
                                                   Finance, Treasurer and
                                                   Director
Arthur A. Elia           69        1979           Director
_________________________________________________________________________


     Joseph J. Castiglia served as President from 1982, and as a Director from 1971, until his retirement in 1996, of Pratt & Lambert United, Inc. (paint, industrial coatings and adhesives manufacturer). He was named Chief Executive Officer of that company in February 1989. He is a Director of the Vision Group of Funds and Vision Fiduciary Funds, Inc., a mutual fund group, Blue Cross and Blue Shield of Western New York (health care and health insurance company) and New York State Electric and Gas Corporation. Mr. Castiglia is also a Trustee of Sisters of Charity Hospital, located in Buffalo, New York and Vice Chairman of AAA of Western and Central New York. He is also former Chairman of the Board of Directors of the Buffalo Branch of the Federal Reserve Bank of New York. Mr. Castiglia received his B.B.A. degree from Canisius College. He is a Certified Public Accountant in the State of New York.

     Robert S. Kelso served as President, Chief Executive Officer and a Director of Calspan Corporation (aerospace research and development company) from 1970 until his retirement in 1978.
From 1984 until 1993 he served as a Director of Blue Shield of Western New York, Inc. (health care and health insurance company). He received B.S. and M.S. degrees in engineering from the Massachusetts Institute of Technology and the University of Michigan, respectively.

     Michael A. Elia has served as Chief Executive Officer of the Company since 1984. Prior to 1984 he served as Vice President in charge of construction operations of the Company. He received his B.S. degree in Civil Engineering from Villanova University. Mr. Elia is also a director of Sovran Self Storage, a real estate investment trust which owns and operates self-storage centers.

     Laurence A. Elia has served as a Vice President of the Company and its predecessors since 1975 and in various executive capacities prior to that time. He is President of the Company's wholly-owned Canadian subsidiary. He received his A.B. and B.S. degrees in Engineering from Dartmouth College.

     Richard A. Elia has served as a Vice President of the Company since 1982 and in various executive capacities prior to that time. He received his B.S. degree in Business
Administration from Villanova University.

     William J. McDermott has served as Vice President-Finance of the Company since 1986, and as Secretary since 1987. Prior to 1986 he served as legal counsel with the Company and its predecessors. He received his J.D. and B.S. (Civil Engineering) degrees from the State University of New York at Buffalo. He is a member of the New York bar.

     Dena M. Armstrong has been employed by the Company and its predecessors since 1975. Since 1982 she has served as Assistant
Vice President-Finance. She received her B.S. degree from Niagara University.

     Arthur A. Elia has been with the Company including its predecessors since 1947. From 1947 until 1982 he served as a Vice President. From 1982 to 1984 he served as the Chief Executive Officer of the Company. Arthur Elia is the father of Michael, Laurence and Richard Elia and Dena M. Armstrong is their cousin.

     The Board of Directors recommends a vote FOR the election of the above nominees.


BOARD OF DIRECTORS AND COMMITTEES

     During 1997, the Board of Directors had four meetings. The Board of Directors has an Audit Committee consisting of Messrs. Castiglia and Kelso and a Compensation Committee consisting of Messrs. Castiglia, Kelso and Arthur A. Elia. The Board of Directors does not have a nominating committee.

     The Audit Committee recommends independent accountants for selection by the Board of Directors, reviews the results and scope of the audit and the services provided by and the fees paid to the independent accountants. The Audit Committee also reviews semi-annually the allocation of expenses pursuant to the Services Agreement between the Company and SCC Contracting, Inc. (SCC), a general construction business owned by the Principal Stockholders. See "Certain Transactions - Transactions with SCC." During 1997, the Audit Committee had two meetings.

     The Compensation Committee makes recommendations to the Board of Directors with respect to compensation of Directors and executive officers. The Committee administers the Bonus Plan and the 1989 Incentive Stock Plan. During 1997, the Compensation Committee had one meeting.

     Every member of the Board of Directors attended at least 75% of the meetings of the Board and of the committees of which the Director is a member.


REMUNERATION OF DIRECTORS

     Directors who are not employees of the Company are paid a fee of $1,000 for each meeting of the Board of Directors attended, and each meeting of a committee of the Board of Directors attended when not scheduled on the same day as a Board
Meeting, and are reimbursed for their expenses incurred in attending such meetings.

     In accordance with the provisions of the 1989 Incentive
Stock Plan, each non-employee Director is entitled to receive a one-time, non-discretionary option to acquire 4,800 shares of Common Stock.

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

     Decisions on compensation of the Company's executives generally are made by the three-member Compensation Committee of the Board (the "Committee"). Each member of the Committee is a non-employee director. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's 1989 Incentive Stock Plan (the "Plan").

     The Company's executive compensation policies are to provide competitive levels of compensation that integrate pay with the Company's performance goals, reward profitability, recognize individual initiative and achievements, and assist the Company in attracting and retaining qualified executives. In 1997, these policies were carried out through the compensation components of salary, profit sharing, pension, perquisites, bonus and, for officers other than those named in the following Summary Compensation Table, incentive stock options.

     Although the Committee has approved modest periodic increases in the salaries of executive officers other than those named in the Summary Compensation Table, at the requests of the named executive officers no increases in their salaries was implemented for a nine year period through 1996. The Committee approved increases in salary for each of these officers for 1997 to offset some of the loss of the value of their salaries due to inflation. A competitive salary structure is the most fundamental component of executive compensation used by the Committee to assist in attracting and retaining qualified executives.

     The Committee considers the profitability of the Company in awarding bonuses under the Bonus Plan, which are awarded based solely on individual performance and Company profitability. Bonuses have been awarded to various officers including the named executive officers, as indicated in the Summary Compensation Table. Annual Company contributions to the Company's Profit Sharing Plan, if any, are made from the Company's current or accumulated profits and are then allocated among participants based upon compensation.

     Neither pension allocations nor perquisites, which include income tax return preparation, club membership dues, interest-free loans for split dollar life insurance premiums and provision of or payments for automobiles, relate directly to the Company's performance. Instead, these relatively inexpensive components of executive compensation are primarily viewed as necessary to keep compensation levels competitive and to assist in attracting and retaining qualified executives.

     The Committee also believes that stock ownership by management and employees serves as an incentive to the enhancement of stockholder value. In 1997, incentive stock options were awarded to certain officers, not including those named in the Summary Compensation Table, and employees. Because the named executive officers are also among the Principal Stockholders, the Committee sees less reason to award them options, stock appreciation rights ("SARs") or restricted stock. Accordingly, while the named executive officers continue to be eligible to participate in the Plan, and the Committee reserves the right to make awards to them in the future based on individual or Company performance, assistance in the attraction or retention of qualified executives, or other qualitative or quantitative criteria, it has never awarded the named executive officers any options, SARs or restricted stock.

     The Committee's approach to establishing Mr. Michael Elia's compensation does not differ from the policies and criteria described above, except that recognition is given to the fact that, as President and Chief Executive Officer, Mr. Elia's responsibility for the Company's performance is incrementally greater than that of the other executive officers. In particular, the Committee considered the challenging industry conditions faced by the Company in 1997. The competitive situation was shaped by slackening regulatory enforcement with resultant diminished demand and increased competition. The Company also faced the postponement of two important projects and unexpected difficulties at others. Despite this, the Company remained profitable and is in a strong position to maintain profitability even in a difficult market. Also, the Company began to see results of its efforts to shift from being almost entirely dependent on regulatorily-driven cleanups to a mix including economically driven brownfield sites. The Committee is satisfied that the Company continues to be among the best managed companies in its industry.

                                   Compensation Committee:

                                   Joseph J. Castiglia
                                   Robert S. Kelso

Summary Compensation Table

     The following Summary Compensation Table sets forth information with respect to the annual and other compensation paid or accrued by the Company during the years ended December 31, 1997, 1996 and 1995 for (i) the chief executive officer and
(ii) the three other executive officers of the Company whose annual compensation exceeded $100,000, for services rendered in all capacities.

                                           Annual
                                         Compensation

Name and Principal                                          All Other
Name and Principal                    Salary     Bonus(1)   Compensation(2)
Position                   Year        ($)         ($)          ($)

Michael A. Elia,           1997       206,000     37,847      16,028
 Chief Executive           1996       200,000     53,885      15,158
 Officer                   1995       200,000     66,661      14,981
William J. McDermott,      1997       185,400     37,847      16,204
 Vice President -          1996       180,000     53,885      15,405
 Finance                   1995       180,000     66,661      15,085
Laurence A. Elia,          1997       185,400     37,847      16,096
 Vice President            1996       180,000     53,885      15,125
                           1995       180,000     66,661      15,032
Richard A. Elia,           1997       195,700     37,847      15,887
 Executive Vice            1996       190,000     53,885      14,969
 President                 1995       190,000     66,661      14,887

(1) Amounts shown in this column represent cash bonuses paid and annual awards under the Company's Profit Sharing Plan, in which most regular employees participate on the basis of compensation.

(2) Amounts shown for 1997 include the dollar value of split dollar life insurance premiums paid by the Company on behalf of each of the named executive officers, in the amounts of $1,423, $1,599, $1,491 and $1,282, respectively. Such amounts also include Company contributions to the accounts of each named executive officer in the defined contribution pension plan in the amounts of $13,555 each.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Castiglia, Kelso and Arthur A. Elia served on the Compensation Committee of the Company for the past fiscal year. The Company pays interest at the annual rate of 9% to Arthur A. Elia, a Director and a former executive officer of the Company, and to his brother Alan Elia, Sr., with respect to the indebtedness incurred by the Company in 1981 in connection with its acquisition of a construction business owned by them. The amount of the principal indebtedness, all of which is unsecured, owed to Arthur A. Elia and Alan Elia, Sr. as of December 31, 1997 was $1,000,000 each, and interest payments to them in 1997 were $90,000 each. The indebtedness to each matures six months after his death and is funded by life insurance.

     Other than as stated above, during the fiscal year no Compensation Committee member had any interlocking relationship with the Company of the type required by Item 402(j) of Regulation S-K to be disclosed herein.


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF
1994

     Section 16(a) of the Securities Exchange Act of 1994 requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and change in ownership with the SEC and the Nasdaq National Market tier of the Nasdaq Stock Market. Directors, officers and greater-than-10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company and written representations that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its directors, officers and greater-than-10% beneficial owners were complied with during fiscal year 1997.


FIVE-YEAR STOCKHOLDER RETURN COMPARISON

     The following line-graph presentation compares cumulative stockholder returns on an indexed basis since 1993 with the S&P
500 Stock Index and a peer group of companies selected by the Company.

     The peer group consists of six companies engaged in the environmental services business; those companies are: CET
Environmental Services, Inc., Fluor Daniel/GTI, Inc.,
International Technology Corp., OHM Corp., and Thermo Remediation
Inc.


                    CUMULATIVE TOTAL STOCKHOLDER RETURN
                   SEVENSON ENVIRONMENTAL SERVICES, INC.
                   DECEMBER 31, 1992 - DECEMBER 31, 1997

                             Dec 92  Dec 93  Dec 94  Dec 95  Dec 96  Dec 97

Sevenson Environmental Svcs $100.00 $111.54 $130.40 $138.30 $148.14 $161.85
S&P 500 Index               $100.00 $107.06 $105.41 $141.36 $170.01 $222.72
Peer Group                  $100.00 $ 98.73 $ 92.00 $ 94.30 $ 94.18 $ 89.18


CERTAIN TRANSACTIONS

Transactions with SCC

     Prior to an internal restructuring of the Company completed before the Company's initial public offering in April 1989, the Company also conducted a general construction business. As a part of the restructuring, the general construction business was transferred to SCC. All of the capital stock of SCC was distributed to and is owned by the Principal Stockholders. The businesses of SCC and the Company have been and are expected to continue to be operated out of the office, yard and shop facilities owned by the Company. SCC has used to varying degrees and is expected to continue to use the Company's office and administrative personnel, computer resources, equipment and other Company personnel.

     An agreement (the "Services Agreement") provides guidelines for the Company's performance and pricing of services it provides to SCC and facilities used by SCC. The Company's charges to SCC are based upon a cost allocation system believed by the Company to be fair and equitable to the Company's stockholders. Allocation of these costs is generally based upon usage. Occasionally, SCC or the Company will rent equipment owned by the other. In such circumstances the user will pay the fair market rental rate.

     During 1997, SCC paid the Company approximately $196,000 for general and administrative services and general yard and shop services. The formulae and actual intercompany charges are reviewed semi-annually by the Audit Committee of the Company's Board of Directors.

     The Company's liability insurance and workers compensation policies are written to cover both the Company and SCC. Since these policies contain limits which are applicable to both SCC and the Company, covered losses experienced by SCC would increase the costs of and reduce limits of coverage available to the Company. SCC will pay the portion of the premiums for these policies attributable to its operations. In 1997, the Company's shares of the liability insurance and workers compensation premiums was approximately $2,399,000 and SCC's share totaled approximately $187,000.

     Premiums for the Company's general liability and workers compensation policies are retrospectively rated, which means that premiums for past policy years are recalculated annually to reflect actual losses under the policies. Recalculation can result in an increase or decrease in the premiums within certain limits. The Company and SCC have agreed to share such increases and decreases pro-rata on the basis of the respective portion of the original premiums paid. Accordingly, losses incurred by SCC could result in increases in the Company's insurance premiums in an amount disproportionate to its own loss experience.

     As is customary in the industry, the Company is obligated to indemnify its surety against losses incurred by the surety on surety bonds written on behalf of the Company and its subsidiaries. The Company remains liable to the surety for any loss on surety bonds written on behalf of SCC prior to March 1, 1989 when SCC was part of the Company. The surety has not suffered any losses on such surety bonds and the Company is not aware of any basis for any claims that could give rise to such losses. SCC and the Principal Stockholders have agreed to indemnify the Company against any loss the Company sustains as a result of its indemnification of the surety on surety bonds written on behalf of SCC.

     The Company maintains both a money-purchase pension plan and a profit sharing plan. SCC formerly maintained identical plans for its employees which were merged into the Company's plans effective as of January 1, 1989. Persons employed by both the Company and SCC in the same year will receive allocations to the plans from both companies based on their compensation from each.


Other Transactions

     See "EXECUTIVE COMPENSATION - Compensation Committee
Interlocks and Insider Participation."

     In May 1988, a corporation owned primarily by the Principal Stockholders acquired a hotel in Niagara Falls, New York. The Company provides bookkeeping and accounting services to the hotel and charges the corporation an amount equal to the Company's costs (determined on the basis of computer usage) of providing such services. In 1997, these costs totaled approximately $62,000.


REINCORPORATION OF THE COMPANY INTO NEW YORK

          The Board of Directors of the Company has unanimously approved the change of the Company's state of incorporation from Delaware to New York through the merger by the Company into its wholly-owned subsidiary, Sevenson Environmental Services of New York, Inc. ("SES-NY"), a New York corporation, subject to shareholder approval (the "Reincorporation").

          The Board of Directors recommends the Reincorporation because, in its opinion, the best interests of the Company and the shareholders will be served by changing the Company's state of incorporation from Delaware to New York. The change in domicile, if consummated, will not result in any change in the business, management, assets, liabilities or net worth of the Company. New York is the state in which the Company currently maintains its principal place of business and the Company is currently registered as a foreign corporation doing business in the state of New York. The decision to reincorporate in New York was influenced by State franchise tax factors and the recent legislative changes that substantially modernized and improved the New York Business Corporation Law ("NYBCL"). The purposes and effects of the proposed transaction are summarized below.

          In order to effect the Reincorporation, the Company will be merged into SES-NY, a newly-formed, wholly-owned subsidiary incorporated in New York. This New York subsidiary has not engaged in any activities except in connection with the proposed transaction. The mailing address of SES-NY's principal executive offices and its telephone number are the same as those of the Company. In connection with its recommendation that the

Company reincorporate in New York, the Board of Directors has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into SES-NY, the New York subsidiary. The full texts of the Reincorporation Agreement, the Certificate of Incorporation and the By-laws of SES-NY are attached as Exhibits A, B and C. The discussion set forth below is qualified in its entirety by reference to the Reincorporation Agreement, the Certificate of Incorporation of SES-NY and the Bylaws of SES-NY, copies of which are attached hereto as Exhibits A, B and C, respectively.


          APPROVAL BY SHAREHOLDERS OF THE PROPOSED
REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT,
THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF SES-NY AND ALL
PROVISIONS THEREOF.


Reasons for change in State of Incorporation.

          The Company was originally incorporated in Delaware, because the laws of that state were deemed to be well adapted for the conduct of the Company's business and, at that time, provided a more flexible and modern basis for corporate action than was available under New York law, the state in which the Company was originally incorporated. In August 1997, the New York legislature amended the NYBCL to modernize its provisions, provide greater flexibility in the management and capital structure of New York corporations. The amendments effectively eliminated many material substantive differences between the corporate laws of Delaware and New York with the result that the Company believes that the advantages of being governed by the Delaware statutes, as opposed to the New York statutes are not significant.

          Another factor in the Board's recommendation to reincorporate in New York is that the Company's franchise fees will be substantially less in New York that in Delaware. The Board of Directors believes that it costs the Company approximately $50,000 each year for Delaware franchise tax in addition to the costs of doing business in New York. The Board believes that the Company will immediately begin to realize cost savings upon reincorporation in New York. No additional taxes will be incurred in New York above those costs that are currently being paid in New York by the Company.


Organization of SES-NY; Effect of Reincorporation and Merger

          SES-NY was organized by the Company in New York as a wholly-owned subsidiary of the Company for the sole purpose of the merger. The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation and merger will not result in any change in the name, business, management, location of the Company's principal executive offices, assets, liabilities, net worth or accounting practices. Moreover, upon the merger becoming effective, the shares of the Company's Common Stock and Class B Common Stock will continue to be traded on the over-the-counter market and reported on the National Market tier of the NASDAQ Stock Market and will be identical to the Common Stock and Class B Common Stock of SES-NY in all respects, except that the par value will change. As a result of the merger, the shares of Common Stock and Class B Common Stock of SES-NY will have a par value of $.01 per share. The Common Stock and Class B Common Stock of the Company currently have a par value of $.10 per share. The merger will not give rise to any appraisal or dissenters' rights.


COMPARISON OF DELAWARE AND NEW YORK LAW

          Set forth below is a brief discussion of certain differences between the Delaware General Corporation Law (the
"DGCL"), under which the Company is incorporated, and the NYBCL, under which SES-NY is incorporated.

          The statements set forth under this heading with respect to the DGCL and the NYBCL and the respective certificates of incorporation of the Company and SES-NY are brief summaries thereof and do not purport to be complete. The statements relating to the DGCL and NYBCL are subject to the detailed provisions of such statutes and the case law and other legal interpretations relating to such statutes.


Dividend Rights

          Holders of Common Stock and Class B Common Stock of both the Company and SES-NY are entitled to receive such dividends as may be declared by the board of directors from funds legally available for such purpose, after payment of any dividends due with respect to a series of Preferred Stock. Holders of Class B Common Stock are not entitled to dividends as may be declared by the Board of Directors unless the holders of Common Stock are also paid a dividend per share of at least 110% of the dividends per share paid to the Class B Common Stock.

          Under the DGCL, a corporation may pay dividends out of surplus (defined as the excess, if any, of net assets over capital), or, if no surplus exists, out of its net profits for the fiscal year in which such dividends are declared and/or for its preceding fiscal year, provided, that dividends may not be paid out of net profits if the capital of such corporation is less than the aggregate amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

          Under the NYBCL, a corporation may pay dividends out of surplus only. A corporation is prohibited from paying dividends or making other distributions to shareholders if, after giving effect thereto: (i) such corporation would be made insolvent,
(ii) the declaration, payment or distribution would be contrary to any restrictions contained in the corporation's certificate of incorporation, (iii) such corporation's net assets remaining after such declaration, payment or distribution is less than its stated capital.


Voting Rights

          The DGCL and the NYBCL provide that every shareholder of record shall be entitled at every meeting of shareholders to one vote for every share owned of record on the record date for determining shareholders entitled to notice of and to vote at meeting of shareholders, unless otherwise provided in the certificate of incorporation. The certificates of incorporation of both the Company and SES-NY provide for certain voting rights for holders of Common Stock and for holders of Class B Common Stock including, in those instances in which such holders are voting as one class, the holders of Common Stock have one vote per share and the holders of Class B Common Stock have ten votes per share. The certificates of incorporation of both the Company and SES-NY give the board of directors the power to create a series of preferred stock and to provide for voting rights for the holders of such series.


Directors

          Under the DGCL the number of directors shall be fixed by, or in the manner provided in, the by-laws unless the certificate of incorporation fixes the number of directors, in which event, the number of directors can be changed only by an amendment to the certificate of incorporation.

          Under the NYBCL, the number of directors of a corporation may be (i) fixed by the by-laws or (ii) by action of the shareholders or the board of directors under the specific provisions of a by-law adopted by the shareholders. If the number is not fixed, there must be a minimum of one director.
The number of directors of both the Company and SES-NY are determined pursuant to the by-laws. The two Class A Directors of each of the Company and SES-NY are elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares of Common Stock entitled to vote in the election. The six Class B Directors of both the Company and SES-NY are elected by a plurality of the votes cast at a meeting of shareholders by the holders of the shares of Class B Common Stock entitled to vote in the election.


Ability to Grant Options to Employees and Directors

          The DGCL does not include any requirement for obtaining shareholder approval for the issue of such options or rights.
The NYBCL prohibits a corporation from issuing options and rights to purchase capital stock of the corporation to directors, officers or employees of the corporation or any subsidiary or affiliate as an incentive for service or continued service unless the issuance thereof is authorized at a meeting of shareholders by the vote of the holders of a majority of the votes cast at a meeting of holders of shares entitled to vote thereon or such issuance is authorized by and consistent with a plan adopted by such vote of shareholders.


Fiduciary Duties of Directors

          Under the DGCL, the business and affairs of a corporation are managed by or under the direction of its board of directors. In exercising their powers, directors are charged with a fiduciary duty to protect the interest of the corporation and to act in the best interests of its shareholders.
Delaware law in general presumes that, in making a business decision, directors are disinterested and act on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of such corporation, which presumption is known as the "business judgment rule." A party challenging the propriety of a decision of a board of directors bears the burden of rebutting the applicability of the presumption of the business judgment rule by demonstrating that, in reaching their decision, the directors breached one or more of their fiduciary duties -- good faith, loyalty and due care. If the presumption is not rebutted, the business judgment rule attaches to protect the directors and their decisions, and their business judgments will generally not be judicially second guessed. Where, however, the presumption is rebutted, the directors bear the burden of demonstrating the entire fairness of the relevant transaction. Notwithstanding the foregoing, Delaware courts subject directors' conduct to enhanced scrutiny in respect of defensive actions taken in response to a threat to corporate control and approval of a transaction resulting in a sale of such control.

          Under the NYBCL, directors owe a fiduciary duty to the corporation and its shareholders and must perform their duties in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances. New York law presumes that, without evidence to the contrary, in making a business decision, directors are acting in good faith and exercising honest judgment. In taking action, directors may consider, among other things, both the long-term and short-term interests of the corporation and its shareholders. In addition, directors may consider the effects that the corporation's actions may have in the short-term or in the long-term upon: (i) the prospects for potential growth, development, productivity and profitability of the corporation,
(ii) the corporation's current employees, (iii) the corporation's retired employees and other beneficiaries who are entitled to receive retirement benefits or other benefits from a plan or agreement entered into by the corporation, (iv) the corporation's customers and creditors, and (v) the ability of the corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits to contribute to the communities in which it does business.

Liability of Directors

          The DGCL permits a corporation to include in its certificate of incorporation a provision limiting or eliminating the liability of its directors to such corporation or its shareholders for monetary damages arising from a breach of fiduciary duty, except for: (i) a breach of the duty of loyalty to the corporation; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a declaration of a dividend or the authorization of the repurchase or redemption of stock in violation of the DGCL or
(iv) any transaction from which the director derived an improper personal benefit. The certificate of incorporation of the Company limits director liability to the maximum extent permitted by the DGCL.

          Under the NYBCL, a corporation's certificate of incorporation may eliminate or limit the personal liability of directors to the corporation or its shareholders for damages in connection with any breach of duty in such capacity, provided that no such provision may eliminate or limit: (i) the liability of any director if a judgment or other final adjudication adverse to him establishes that his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of any law or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled,
(ii) liability which arises from injury suffered by persons as a result of a declaration of a dividend or other distribution, a purchase of the corporation's shares, a distribution of assets after dissolution, the making of a loan, any of which is effected in violation of the NYBCL or (iii) the liability of any director for any act or omission prior to the adoption of a provision limiting or eliminating such director's liability. The certificate of incorporation of SES-NY limits director liability to the maximum extent permitted by the NYBCL.


Call of Special Meetings

          Under the DGCL, a special meeting of the shareholders may be called by the board of directors or such other person as may be authorized by the certificate of incorporation or by-laws. The by-laws of the Company provide that a special meeting of the shareholders may be called by the President or the Chairman of the Board and is to be called by the President or a Secretary upon the written request of the entire Board. The DGCL does not include any express requirement limiting the business to be conducted at a special meeting to only those purposes set forth in the notice for the special meeting.

          The NYBCL permits special meetings of the shareholders to be called by the board of directors and such persons who may be authorized to do so by the certificate of incorporation or the by-laws of SES-NY. The by-laws of SES-NY provide that a special meeting of the shareholders may be called by the President or the Chairman of the Board and is to be called by the President or a Secretary upon the written request of the entire Board. Under the NYBCL at any such special meeting, only such business may be transacted which is related to the purpose or purposes set forth in the written notice provided to shareholders.

Amendment to Charter Documents

          Under the DGCL, any provision of the certificate of incorporation of the Company may be amended by approval of the board of directors and the affirmative vote of a majority of the voting power of the outstanding shares entitled to vote thereon; provided, that any amendment which affects the rights of the holders of any class or series of capital stock must be approved by the holders of a majority of the shares of such class or series.

          Under the NYBCL, amendments or changes to the certificate of incorporation may be authorized by a vote of the board of directors, followed by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of the shareholders, provided, however, that whenever the certificate of incorporation requires action by the board of directors, by the holders of any class or series of shares, the vote of a greater number or proportion as required by the certificate of incorporation will apply. In addition, notwith-standing any provision in the certificate of incorporation, the holders of shares of a class or series are entitled to vote as a class or series and, in addition to authorization of an amendment by a majority of the votes of all outstanding shares entitled to vote thereon, the amendment must be authorized by a vote of the holders of a majority of all outstanding shares of the class or series when a proposed amendment would: (i) exclude or limit such shareholders' right to vote on any matter, (ii) change such shareholders' shares to reduce the par value, (iii) change such shares into a different number of shares of the same class, or into the same or a different number of shares of any one or more classes or any series thereof, (iv) fix, change or abolish the designation of any authorized class, any of the relative rights, preferences or limitations, including any provisions in respect of any undeclared dividends, whether or not cumulative or accrued, or the redemption of any shares, or any sinking fund for the redemption or purchase of any shares or any preemptive rights to acquire shares or other securities (v) provide that their shares may be converted into shares of any other class or into shares of any other series of the same class, (vi) alter the terms or conditions upon which their shares are convertible or change the shares issuable upon conversion of their shares, if such action would adversely affect such holder's rights or
(vii) subordinate their rights, by authorizing shares having preferences which would be in any respect superior to their rights. For amendments involving mergers, see "Approval of Merger and Asset Sales."


Approval of Merger and Asset Sales

          Under the DGCL, unless required by its certificate of incorporation, and the certificate of the Company contains no such requirement, no vote of the shareholders of a constituent corporation surviving a merger is necessary to authorize such merger if: (i) the agreement of merger does not amend the certificate of incorporation of such constituent corporation;
(ii) each share of stock of such constituent corporation outstanding prior to such merger is to be an identical outstanding or treasury share of the surviving corporation after such merger; (iii) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such common stock are to be issued under such agreement of merger, or the number of shares of common stock issued or so issuable does not exceed 20% of the number thereof outstanding immediately prior to such merger; and (iv) certain other conditions are satisfied. In addition, the DGCL provides that a parent corporation that is the record holder of at least 90% of the outstanding shares of each class of stock of a subsidiary may merge such subsidiary into such parent corporation or merge the parent corporation into such subsidiary without the approval of such subsidiary's shareholders or board of directors. However, the DGCL provides that the shareholders of the parent corporation are entitled to vote on the merger if the parent is not the surviving corporation.

          Under the DGCL, whenever the approval of the shareholders of a corporation is required for an agreement of merger or consolidation or for a sale, lease or exchange of all or substantially all of its assets, such agreement, sale, lease or exchange must be approved by the affirmative vote of the holders of a majority of outstanding shares of such corporation entitled to vote thereon; provided, that under the DGCL, where a corporation's certificate of incorporation provides for more or less than one vote per share on any matter, the required vote is a majority of the combined voting power of the corporation's stock. The DGCL provides that, notwithstanding shareholder authorization, any agreement of merger or consolidation may provide that the board of directors may terminate the agreement prior to the time that the agreement (or a certificate in lieu thereof) filed with the Secretary of State in Delaware becomes effective pursuant to the terms of the DGCL.

          Under the NYBCL, the board of directors, upon adopting a plan of merger or consolidation, must submit such plan to a vote of shareholders. Notice of the meeting to adopt the plan and an outline of the plan must be given to each shareholder of record, as of the record date, whether or not such shareholder is entitled to vote. The plan must be adopted at the meeting of shareholders by vote of a majority of all outstanding shares entitled to vote thereon. Notwithstanding any provision in the corporation's certificate of incorporation, the holders of shares of a class or series of the corporation's stock, are entitled to vote and to vote as a class if both (i) such shares will remain after the merger or consolidation or will be converted into the right to receive shares of stock of the surviving corporation or consolidated corporation or another corporation, and (ii) the articles of incorporation of the surviving entity immediately following the effectiveness of the merger would contain any provision which is not contained in the corporation's certificate of incorporation and which, if contained in an amendment, would entitle the holders to vote such class or series to vote as a separate class. In such case, in addition to the authorization of the merger or consolidation by vote of the holders of a majority of all outstanding shares entitled to vote thereon, the merger or consolidation must be authorized by a vote of the holders of a majority or all outstanding shares of each such class or series. If any provision referred to in (ii) above affects only a series, but not an entire class, only the series would be entitled to vote as a separate class. Notwithstanding shareholder authorization, the board of directors may abandon the plan of merger or consolidation at any time prior to the filing of the certificate of merger or consolidation with the New York Secretary of State, but only if a provision for such abandonment is contained in the plan.

          Like the DGCL, as set forth above, under the NYBCL when a parent corporation owns at least 90% of the outstanding shares of each class of a subsidiary, no shareholder approval is required from either the parent corporation or the subsidiary corporation when the parent corporation merges any such subsidiary corporation into itself.

          Under the NYBCL, a sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, if not made in the usual or regular course of business conducted by the corporation, must be authorized only by the following procedure: (i) the board of directors must authorize the proposed sale, lease, exchange or other disposition and direct its submission to a vote of the shareholders,
(ii) notice of a meeting must be given to each shareholder of record, whether or not entitled to vote, and (iii) the shareholders must approve such sale, lease, exchange or other disposition at a meeting of shareholders and may fix, or may authorize the board to fix, any of the terms and conditions thereof and the consideration to be received by the corporation therefor, by a vote of the holders of a majority of all outstanding shares entitled to vote thereon. Notwithstanding shareholder approval, the board may abandon the proposed sale, lease, exchange or other disposition without further action by the shareholders, subject to the rights, if any, of third parties under any contract.


Rights of Appraisal

          The DGCL provides for appraisal rights on the part of the shareholders of a corporation only in the case of certain mergers or consolidations and not (unless the certificate of incorporation of a corporation so provides, which the certificate of incorporation of the Company does not) in the case of other mergers, a sale or transfer of all or substantially all of such corporation's assets or an amendment to such corporation's certificate of incorporation. In addition, the DGCL denies appraisal rights to the shareholders of the surviving corporation in a merger if the approval of the shareholders of the surviving corporation was not required for the merger itself.

          Under the NYBCL, a shareholder has a right to dissent to any plan of merger or consolidation or any sale, lease, exchange or other disposition of all or substantially all of the assets of the corporation, provided that this right exists only when the shareholder was entitled to vote on the proposed corporate action.

          Shareholders who properly dissent to any merger or consolidation under the NYBCL also have the right to receive payment of the fair value of their shares, provided that such shareholders were entitled to vote and did not assent to any plan of merger or consolidation to which the corporation is a party. Exceptions to this rule apply in situations where such shareholders are (i) holders of shares of the parent corporation in a merger of a parent corporation and a subsidiary corporation,
(ii) holders of shares of the parent corporation in a merger or consolidation of domestic and foreign corporations, or (iii) holders of shares in a surviving corporation. Notwithstanding the foregoing, shareholders of a surviving corporation do have the right to receive payment of their shares if the merger or consolidation alters or abolishes any preferential rights, redemption or sinking fund rights, preemptive rights or excludes or limits the rights of such holders to vote on any matter.

          Furthermore, under the NYBCL a shareholder has a right to receive payment of the fair value of his shares in the case of any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval, provided that shareholders do not have the right to receive such payment in a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all of the corporation's net assets to the shareholders is made in accordance with their respective interests within one year after the date of such transaction.

          However, under both the DGCL and the NYBCL, no dissenter's rights are available when shareholders would be entitled to vote on a plan of merger or consolidation to which the corporation is a party, where the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. In addition, under the DGCL shareholders are not entitled to appraisal rights where the shares were held of record by more than 2,000 holders.


Indemnification of Directors and Officers

          The DGCL provides in general that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, will not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          In addition, the DGCL permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expense which that court shall deem proper.

          Furthermore, under the DGCL, the determination of whether indemnification is proper shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are not such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the shareholders of the Corporation.

          The DGCL provides that the expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

          The DGCL further provides that the indemnification and advancement of expenses provided by, or granted pursuant to, the DGCL is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

          The by-laws of the Company contain broad indemnification provisions.

          The NYBCL provides in general that a corporation may indemnify any director or officer made, or threatened to be made, a party to an action or proceeding (a "Proceeding") (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney fees actually and necessarily incurred. In order to receive such indemnification, the person must have acted in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or partnership, joint venture, trust, employee benefit plan or other enterprise not opposed to the best interests of the corporation and in addition, in criminal actions or proceedings such person had no reasonable cause to believe that his conduct was unlawful. The NYBCL permits similar indemnification in the case of actions by or in the right of the corporation, provided that indemnification is not permitted in respect of (i) a threatened action or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as such court deems proper. In any case, the NYBCL provides that the indemnification permitted under the NYBCL is not exclusive of any other rights to which a director or officer seeking indemnification or advancement of expenses may be entitled. No indemnification may be provided to a director or officer under the NYBCL if a judgment or other final adjudication adverse to the director or officer establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

          The by-laws of SES-NY also contain broad indemnification provisions.


Anti-Takeover Provisions

          The DGCL applies to a broad range of business combinations between a Delaware corporation and an interested shareholder. The DGCL definition of "business combination" includes mergers, sales of assets, issuance of voting stock and certain other transactions. An "interested shareholder" is defined as any person who owns, directly or indirectly, fifteen percent or more of the outstanding voting stock of a corporation. The DGCL prohibits a corporation from engaging in a business combination with an interested shareholder for a period of three years following the date on which the shareholder became an interested shareholder, unless (i) the board of directors approved the business combination before the shareholder became an interested shareholder, or the board of directors approved the transaction that resulted in the shareholder becoming an interested shareholder, (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, such shareholder owned at least 85% of the voting stock outstanding when the transaction began other than shares held by directors who are also officers and by certain employee stock plans, or (iii) the board of directors approved the business combination after the shareholder became an interested shareholder and the business combination was approved at a meeting by at least two-thirds of the outstanding voting stock not owned by such shareholder.

          The NYBCL applies to a broad range of business combinations between a New York corporation and an interested shareholder. The NYBCL defines a "business combination" to include mergers, consolidations, sales, leases, exchanges of shares, mortgages, pledges, securities reclassifications and other transactions. An "interested shareholder" is defined as any person who (i) is the beneficial owner, directly or indirectly, of twenty percent or more of the outstanding voting stock of a corporation or (ii) is an affiliate or an associate of such corporation and at any time within the five-year period immediately prior to the date in question was a beneficial owner, directly or indirectly, of twenty percent or more of the then outstanding voting stock of such corporation. The NYBCL prohibits a corporation from engaging in a business combination with an interested shareholder for a period of five years following such interested shareholder's stock acquisition date except under limited circumstances, including when (i) such business combination or the purchase of stock made by such interested shareholder on such interested shareholder's stock acquisition date is approved by the board of directors of such corporation prior to such interested shareholder's stock acquisition date, (ii) such business combination is approved by the affirmative vote of the holders of a majority of the outstanding voting stock not beneficially owned by such interested shareholder or any affiliate or associate of such interested shareholder at a meeting called for such purpose no earlier than five years after such interested shareholder's stock acquisition date.

          This provision of the NYBCL does not apply (i) to any business combination of a New York corporation that does not have a class of voting stock registered with the Securities and Exchange Commission pursuant to Section 12 of the Exchange Act ("Registered Voting Stock"), unless the certificate of incorporation provides otherwise, or under certain circumstances, such as (ii) to any business combination of a domestic corporation whose amended certificate of incorporation provides that Section 912 applies, which did not have a class of business combination with an interested shareholder (as defined therein) whose stock acquisition date is prior to the effective date of such amendment, or (iii) to any business combination of a domestic corporation the original certificate of incorporation or any amended by-laws of which contain a provision expressly electing not to be governed by Section 912 of the NYBCL , or (iv) to any business combination of a domestic corporation with an interested shareholder of such corporation who became an interested shareholder inadvertently.


Rights of Inspection

          Under the DGCL any shareholder has, upon written demand under oath stating the purpose thereof, the right during the usual business hours to inspect for any proper purpose the corporation's stock ledger, list of shareholders and its other books and records and make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a shareholder.

          Under the NYBCL, every shareholder of record, upon at least five days written demand, has the right to examine in person or by agent or attorney, during usual business hours, certain books and records, including the corporate minutes of the proceedings of its shareholders, a records of shareholders, balance sheets and profit and loss statements. The shareholder must request the inspection for a purpose which is in the interest of the corporation or related to his status as a shareholder.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          The merger which will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of the Reincorporation.

          Assuming that the Reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its shareholders are as follows: (i) no gain or loss will be recognized to the Company or SES-NY as a result of this transaction; (ii) no gain or loss will be recognized to shareholders who exchange their shares of the Company's Common Stock solely for shares of SES-NY Common Stock; (iii) the tax basis of shareholders in the Common Stock of SES-NY to be received in this transaction will be the same basis shareholders presently have in the Company's Common Stock; and (iv) the holding period of shares of the Common Stock of SES-NY will include the period during which the shares of Common Stock of the Company were held, provided such shares of Common Stock of the Company were held as capital assets on the effective date of the Reincorporation.

          The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of Common Stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

          In order to effect the Reincorporation, the affirmative vote of a majority of the outstanding Common Stock and Class B Common Stock, voting as a single class, must be obtained. Accordingly, abstentions and broker non-votes will have the effect of votes against the proposal. Unless otherwise directed, proxies solicited by the Board of Directors will be voted FOR this proposal.

     The Board of Directors recommends a vote FOR the proposal to approve the change of the Company's state of incorporation from Delaware to New York.


AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE
UNDER THE 1989 INCENTIVE STOCK PLAN

     The Sevenson Environmental Services, Inc. 1989 Incentive Stock Plan (the "Plan") is administered by the Compensation Committee of the Board of Directors. No member of the Committee is eligible to participate in the Plan, with the exception of non-discretionary grants of options to non-employee Directors. The Plan authorizes the Compensation Committee to grant incentive stock options, nonqualified stock options, stock appreciation rights ("SARs") and restricted stock to key employees selected by it. The approximate number of eligible employees is [200].

     Currently, the maximum number of shares available for issuance under the Plan is 320,000 shares of Common Stock. No SARs have yet been granted, and no Restricted Stock has yet been awarded under the Plan. All of the outstanding options are non-qualified stock options. As of March 9, 1998, options for 308,200 shares have been granted and have not been terminated. Therefore, the limited number of shares available for issuance under the Plan are insufficient to provide additional grants under the Plan. Accordingly, it is proposed to increase the number of shares of Common Stock available for issuance by 280,000 additional shares, to 600,000 shares. The Company has not made any grants which are contingent upon stockholder approval of this proposal.

     The Plan continues in effect until terminated by the Company's Board of Directors. Incentive stock options may only be granted until March 1, 1999. The option price per share may not be less than the fair market value of the Common Stock at the time the option is granted. The Plan also provides for the award of shares of the Company's Common Stock subject to restrictions on disposition ("Restricted Stock"). While the restrictions remain in effect, the participant cannot sell or transfer the shares of Restricted Stock, but he has the other rights of a stockholder, including the right to vote and to receive dividends. Restricted Stock awarded under the Plan is subject to the terms and conditions of the Plan and to other terms and conditions as the Compensation Committee specifies. A participant will forfeit to the Company his Restricted Stock if his employment with the Company and its subsidiaries terminates for any reason other than death or disability, prior to the expiration of the restrictions.

     Shares awarded as Restricted Stock shall vest at such time or times as the Compensation Committee may determine. The Compensation Committee may remove or relax restrictions in its discretion. If a participant dies or becomes totally disabled while employed, all restrictions on such shares will lapse automatically.

     The Plan also provides for a one-time, non-discretionary grant of options to purchase 4,800 shares of Common Stock to each non-employee Director. See "Remuneration of Directors." Such options granted to non-employee Directors may be exercised beginning six months and will expire ten years after the date of grant. The option price per share will be 100% of the fair market value of a share of Common Stock at the time the option is granted. Such options will expire sixty days after termination of the Directors' term of office for any reason except death or disability, unless the Director is reelected. If termination is due to death or disability, the options will expire six months after such termination.

     The following is a brief summary of the federal income tax aspects of the Plan, based on existing law and regulations which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

     A participant who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise. Under certain circumstances, however, a participant may be subject to the alternative minimum tax with respect to the exercise of the incentive stock options. The Company is not entitled to a deduction at the time of grant or at the time of exercise. If a participant does not dispose of the shares acquired pursuant to the exercise of an incentive stock option before the latter of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     If a participant disposes of the shares received upon the exercise of an incentive stock option either (1) within one year of the transfer of the shares to him or (2) within two years after the incentive stock option was granted, the participant will generally recognize ordinary compensation income equal to the lesser of (a) the difference between the fair market value of the shares on the day the incentive stock option was exercised and the purchase price of the shares, and (b) the amount of gain realized on the sale. Any gain realized in excess of the compensation income recognized, and any loss realized, will be a capital gain or loss. If a participant is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of an incentive stock option, the Company, subject to general rules relating to the reasonableness of the participant's compensation, will be entitled to a deduction for an equivalent amount if the Company makes appropriate arrangements for withholding of income taxes on such compensation.

     A participant who is granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the fair market value of the shares on the date of exercise. The Company is entitled to a corresponding deduction for the same amount.

     The grant of a SAR will produce no federal income tax consequences for the participant or the Company. The exercise of a SAR results in taxable income to the participant, equal to the difference between the exercise price of the SAR and the fair market value of a share on the date of exercise, and the corresponding deduction to the Company.

     A participant who has been granted shares of Restricted Stock will not be required to recognize taxable income, and the Company will not be entitled to a deduction, at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction.

     The closing price of the Company's Common Stock quoted
NASDAQ Stock Market for March 9, 1998 was $9-7/8 per share.

     The affirmative vote of a majority of the shares of Common Stock and Class B Common Stock present and entitled to vote at the Annual Meeting, voting together as a single class, is required to approve this proposal. Abstentions and broker non

-votes will have the effect of votes against the proposal.
Unless otherwise directed, proxies solicited by the Board of Directors will be voted FOR this proposal.

     The Board of Directors recommends a vote FOR the amendment to increase the number of shares available for issuance under the Plan.

AUDITORS

     The firm of Deloitte & Touche LLP, independent certified public accountants, has audited the records of the Company for the past fourteen years. The Board of Directors wishes to continue the services of this firm for the fiscal year ending December 31, 1998, and the stockholders' ratification of such appointment is requested. If the stockholders do not ratify the selection of Deloitte & Touche LLP by the affirmative vote of a majority of votes cast at the Annual Meeting on this proposal, selection of independent accountants will be reconsidered by the Board of Directors.

     Representatives of Deloitte & Touche LLP will attend the
Annual Meeting will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent accountants to audit the accounts of the Company for the fiscal year ending December 31, 1998.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Secretary, Sevenson Environmental Services, Inc., 2749 Lockport
Road, Niagara Falls, New York 14302-0396, no later than
December 8, 1998.

OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Board of Directors of the Company did not contemplate or expect that any business other than that pertaining to the subjects referred to in this Proxy Statement would be brought up for action at the meeting, but in the event that other business calling for a stockholders' vote does properly come before the meeting, the Proxies will vote thereon according to their best judgment in the interest of the Company.

                                        By Order of the Board of
                                        Directors,

                                        SEVENSON ENVIRONMENTAL
                                          SERVICES, INC.

                                        William J. McDermott
April 13, 1998                          Secretary

                                                  Exhibit A
                         PLAN OF MERGER
                               OF
              SEVENSON ENVIRONMENTAL SERVICES, INC.
                    (a Delaware corporation)

                               AND

        SEVENSON ENVIRONMENTAL SERVICES OF NEW YORK, INC.
                    (a New York corporation)

     THIS PLAN OF MERGER dated as of March __, 1998 (the "Plan") is between Sevenson Environmental Services, Inc., a Delaware corporation ("Sevenson-Delaware"), and Sevenson Environmental Services of New York, Inc., a New York corporation ("Sevenson-New York"). Sevenson-Delaware and Sevenson-New York are sometimes referred to herein as the "Constituent Corporations."


                             RECITALS

          A. Sevenson-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 21,000,000 shares, 12,000,000 of which are designated "Common Stock," par value $.10 per share, 8,000,000 of which are designated "Class B Common Stock," par value $.10 per share and 1,000,000 of which are designated "Preferred Stock," par value $.10 per share. The Preferred Stock of Sevenson-Delaware is undesignated as to series, powers, designations, preferences, rights, and restrictions. As of the date hereof, 2,640,785 shares of Common Stock and 7,486,440 shares of Class B Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

          B. Sevenson-New York is a corporation duly organized and existing under the laws of the State of New York and has an authorized capital of 21,000,000 shares, 12,000,000 of which are designated "Common Stock," par value $.01 per share, 8,000,000 of which are designated "Class B Common Stock", par value $.01 per share, and 1,000,000 of which are designated "Preferred Stock," par value $.01 per share. The Preferred Stock of Sevenson-
New York is undesignated as to series, rights, preferences and limitations. As of the date hereof, 1998, 1 share of Common Stock, which is held by Sevenson-Delaware, and no shares of Class B Common Stock or Preferred Stock were issued and outstanding.

          C. The Board of Directors of Sevenson-Delaware has determined that, for the purpose of effecting the reincorporation of Sevenson-Delaware in the State of New York, it is advisable and in the best interest of Sevenson-Delaware and its stockholders that Sevenson-Delaware merge with and into Sevenson-New York upon the terms and conditions herein provided.

          D. The Board of Directors of Sevenson-Delaware has approved this Plan and has directed that this Plan be submitted to a vote of its stockholders and executed by the undersigned officers.

          NOW, THEREFORE, Sevenson-Delaware hereby adopts this Plan subject to the terms and conditions hereinafter set forth.


                               I.  MERGER

          1.1  Merger.    In accordance with the provisions of
this Plan , the Delaware General Corporation Law and the New York Business Corporation Law, Sevenson-Delaware shall be merged with and into Sevenson-New York (the "Merger"), the separate existence of Sevenson-Delaware shall cease and Sevenson-New York shall survive the Merger and shall continue to be governed by the laws of the State of New York. Sevenson-New York shall be, and is herein sometimes referred to as, the "Surviving Corporation." Upon completion of the Merger, the name of the Surviving Corporation shall be changed to "Sevenson Environmental
Services, Inc."

          1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Plan shall have been adopted and approved by the stockholders of Sevenson-Delaware in accordance with the requirements of the Delaware General Corporation Law and the New York Business Corporation Law;

          (b) An executed Certificate of Ownership and Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (c) An executed Certificate of Merger meeting the requirements of the New York Business Corporation Law shall have been filed with the Department of State of the State of New York.

          The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

          1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Sevenson-Delaware shall cease and Sevenson-New York, as the Surviving Corporation: (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Sevenson-Delaware,
(iii) shall continue to be subject to all of the debts, liabilities and obligations of Sevenson-New York as constituted immediately prior to the Effective Date of the Merger, (iv) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Sevenson-Delaware in the same manner as if Sevenson-New York had itself incurred them, and (v) shall be subject to all actions previously taken by its and Sevenson-Delaware's Board of Directors, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the New York Business Corporation Law.

          II.  CHARTER DOCUMENTS , DIRECTORS AND OFFICERS

          2.1 Certificate of Incorporation. Subject to the change of name of the Surviving Corporation contemplated by
Section 1.1 hereof, the Certificate of Incorporation of Sevenson-New York as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.2 Bylaws. The Bylaws of Sevenson-New York as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

          2.3 Directors and Officers. The directors and officers of Sevenson-Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.


               III.  MANNER OF CONVERSION OF STOCK

          3.1 Sevenson-Delaware Common Stock. Upon the Effective Date of the Merger: (i) each share of Sevenson-Delaware Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $.01 per share, of the Surviving Corporation; and (ii) each share of Sevenson-Delaware Class B Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such share or any other person, be converted into and exchanged for one (1) fully paid and non-assessable share of Class B Common Stock, par value $.01 per share, of the Surviving Corporation.

          3.2 Sevenson-Delaware Options, Stock Purchase Rights and Convertible Securities.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of Sevenson-Delaware. Each outstanding and unexercised option or other right to purchase or security convertible into the Surviving Corporation's Common Stock shall become an option or right to purchase or a security convertible into the Surviving Corporation's Common Stock on the basis of one (1) share of the Surviving Corporation's Common Stock for each share of Sevenson-Delaware Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Sevenson-Delaware option, stock purchase right or convertible security at the Effective Date of the Merger. There are no outstanding options, purchase rights for or securities convertible into Class B Common Stock or Preferred Stock of Sevenson-Delaware.

          (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Sevenson-Delaware Common Stock so reserved immediately prior to the Effective Date of the Merger.

          3.3 Sevenson-New York Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.01 per share, of Sevenson-New York issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

          3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Sevenson-Delaware Common Stock or Class B Common Stock may, at such stockholder's option, surrender the same for cancellation to [American Stock Transfer & Trust Company], as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock or Class B Common Stock, as the case may be, into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Sevenson-Delaware Common Stock or Class B Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock or Class B Common Stock, as the case may be, into which such shares of Sevenson-Delaware Common Stock or Class B Common Stock were converted in the Merger.

          The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Class B Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

          Each certificate representing Common Stock or Class B Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Sevenson-Delaware so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving

Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving
Corporation.

           If any certificate for shares of Sevenson-New York Common Stock or Class B Common Stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities law and that the person requesting such transfer pay to Sevenson-New York or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Sevenson-New York that such tax has been paid or is not payable.


                           IV. GENERAL

          4.1 Further Assurances. From time to time, as and when required by Sevenson-New York or by its successors or assigns, there shall be executed and delivered on behalf of Sevenson-Delaware such deeds and other instruments, and there shall be taken or caused to be taken by Sevenson-New York and Sevenson-Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Sevenson-New York the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Sevenson-Delaware and otherwise to carry out the purposes of this Plan, and the officers and directors of Sevenson-New York are fully authorized in the name and on behalf of Sevenson-Delaware or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

          4.2  Abandonment.   At any time before the Effective
Date of the Merger, this Plan may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of Sevenson-Delaware, notwithstanding the approval of this Plan by the stockholders of Sevenson-Delaware.

          4.3 Amendment. The Board of Directors of Sevenson-Delaware may amend this Plan at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to the adoption of this Plan by the stockholders of Sevenson-Delaware shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of either Constituent Corporation;
(b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

          4.4 Availability of Plan. Executed copies of this Plan will be on file at the principal place of business of the Surviving Corporation at 2749 Lockport Road, Niagara Falls,
New York 14302 and copies thereof will be furnished to any stockholder of Sevenson-Delaware, upon request and without cost.

          4.5 Governing Law. This Plan shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of New York and, so far as applicable, the provisions of the Delaware General Corporation Law.


          IN WITNESS WHEREOF, this Plan having first been approved by the resolutions of the Board of Directors of Sevenson
Environmental Services, Inc., a Delaware corporation, is hereby executed on behalf of such corporation and attested by its respective officers thereunto duly authorized.

                         SEVENSON ENVIRONMENTAL SERVICES, INC.
                         a Delaware corporation


                         By:_____________________________________
                            Michael A. Elia, President and
                            Chief Executive Officer



ATTEST:


_______________________________
William J. McDermott, Secretary

                                                  Exhibit B

                  CERTIFICATE OF INCORPORATION

                               OF

        SEVENSON ENVIRONMENTAL SERVICES OF NEW YORK, INC.

        Under Section 402 of the Business Corporation Law

          For the purposes of forming a corporation under the Business Corporation Law of the State of New York, the undersigned hereby certifies:

          FIRST.    The name of the corporation shall be Sevenson
Environmental Services of New York, Inc.

          SECOND.   The purpose of the corporation is to engage
in any lawful act or activity for which corporations may be organized under the New York Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

          THIRD.    The office of the corporation is to be
located in the County of Niagara, New York.

          FOURTH.   The aggregate number of shares which the
corporation has authority to issue is 21,000,000, consisting of 1,000,000 shares of Preferred Stock with a par value of $.01 per share ("Preferred Stock"), 12,000,000 shares of Common Stock with a par value of $.01 per share ("Common Stock"), and 8,000,000 shares of Class B Common Stock with a par value of $.01 per share ("Class B Common Stock").

          The relative rights, preferences and limitations of the shares of each class and the authority of the Board of Directors of the corporation to establish and to designate series of the Preferred Stock and to fix the variations in the relative rights, preferences and limitations as between such series, shall be as follows:

          1. Preferred Stock. The Board of Directors of the corporation is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of shares of Preferred Stock in series, and by filing a Certificate of Amendment of this Certificate of Incorporation pursuant to Section 502(d) of the New York Business Corporation Law, to establish from time to time the number of shares to be included in each such series, and to fix the designation, relative rights, preferences and limitations of the shares.

          2.   Common Stock.

               (a) Common Stock and Class B Common Stock shall be identical in all respects and shall have equal rights and privileges, except as otherwise provided in this Article FOURTH.

               (b) Cash or Property Dividends. Subject to all of the rights of any Preferred Stock outstanding from time to time, no cash or property dividend shall be declared or paid to the holders of Class B Common Stock unless the corporation shall at the same time also declare and pay to the holders of Common Stock a cash or property dividend per share at least 110% of the dividend per share paid to the holders of the Class B Common Stock. The corporation may pay cash or property dividends to holders of Common Stock in excess of cash or property dividends paid, or without paying cash or property dividends, to holders of Class B Common Stock.

               (c) Stock Dividends. If at any time a stock dividend is to be paid in Class B Common Stock or Common Stock, such stock dividend may be declared and paid only as follows:

                    (i) So long as no Common Stock is issued and outstanding, Common Stock may be paid to holders of Class B
Common Stock;

                   (ii)  So long as shares of both classes of
common stock are issued and outstanding, Common Stock shall be paid only to holders of Common Stock and Class B Common Stock shall be paid only to holders of Class B Common Stock, and whenever a stock dividend is paid, the same number of shares shall be paid in respect of each outstanding share of Common Stock or Class B Common Stock.

               (d) Stock Subdivisions and Combinations. The corporation shall not subdivide or combine shares of either class of common stock without at the same time making a proportionate subdivision or combination of the other class of common stock.

               (e) Voting. Subject to the rights of the holders of any Preferred Stock outstanding from time to time, voting power shall be divided between the Common Stock and the Class B
Common Stock as follows:

                    (i)  With respect to the election of
directors, holders of Common Stock voting as a separate class shall be entitled, subject to subparagraph 2(e)(v) of this Article FOURTH, to elect that number of directors which constitutes 25% of the authorized number of members of the Board of Directors and, if such 25% is not a whole number, then the holders of Common Stock shall be entitled to elect the nearest whole number of directors that is at least 25% of such membership. Holders of Class B Common Stock, voting as a separate class, shall be entitled, subject to subpara-graph 2(e)(vi) of this Article FOURTH, to elect the remaining directors. Directors elected by the holders of Common Stock, voting as a separate class, and directors elected by one or more other directors to fill vacancies created by the death, resignation or removal of directors elected by such class, shall be designated as "Class A Directors." Directors elected by the holders of Class B Common Stock, voting as a separate class, and directors elected by one or more other directors to fill vacancies created by the death, resignation or removal of directors elected by such class, shall be designated as "Class B Directors." Directors elected by the holders of Common Stock and Class B Common Stock, voting together as a single class pursuant to subparagraph 2(e)(v) or subparagraph 2(e)(vi) of this Article FOURTH, and directors elected by one or more other directors to fill vacancies created by death, resignation or removal of directors so elected, shall be designated as "Joint Directors."

                 (ii)    Holders of Common Stock shall be
entitled to vote as a separate class on the removal, with or without cause, of any Class A Director. Holders of Class B Common Stock shall be entitled to vote as a separate class on the removal, with or without cause, of any Class B Director. Holders of Common Stock and Class B Common Stock shall be entitled to vote together as a single class, as provided for in subparagraph 2(e)(vii) of this Article FOURTH, on the removal, with or without cause, of any Joint Director.

                 (iii) The holders of the Common Stock and the holders of the Class B Common Stock shall be entitled to vote as separate classes only (A) when required by law to do so irrespective of the limitations placed herein on the voting rights of such shareholders, or (B) where a separate class vote is required by specific provision therefor in this Certificate of Incorporation.

                  (iv) Any vacancy in the office of a Class A
Director may be filled by a vote of holders of Common Stock voting as a separate class. Any vacancy in the office of a Class B Director may be filled by a vote of holders of Class B Common Stock voting as a separate class. Any vacancy in the office of a Joint Director may be filled by a vote of holders of Common Stock and Class B Common Stock, voting together as a single class as provided for in subparagraph 2(e)(vii) of this Article FOURTH. Notwithstanding anything in this paragraph 2(e) of this Article FOURTH to the contrary, any vacancy in the office of a director of any class may be filled by the vote of the majority of the directors in such class, by the sole remaining director in such class or, in the event that there are no remaining directors in such class, by the vote of the majority of the other directors or by the sole remaining director, regardless, in each instance, of any quorum requirements, set out in the By-laws. Any director elected by some or all of the directors to fill a vacancy shall serve until the next annual meeting of shareholders and until his or her successor has been elected and has qualified. If permitted by the By-laws, the Board of Directors may increase the number of directors and any vacancy so created may be filled by the Board of Directors; provided, that, so long as the holders of Common Stock have the rights provided in subparagraph 2(e)(i) and 2(e)(iv) of this Article FOURTH in respect of the last preceding annual meeting of shareholders, the Board of Directors may be so enlarged by the Board of Directors only to the extent that at least 25% of the enlarged Board consists of Class A Directors.

               (v) Holders of Common Stock will not have the rights to elect directors set forth in subparagraphs 2(e)(i) and

2(e)(iv) of this Article FOURTH if, on the record date for the shareholder meeting at which such directors are to be elected, or on the record date for any written consent of shareholders pursuant to which directors are elected, the number of issued and outstanding shares of Common Stock is less than 10% of the aggregate number of issued and outstanding shares of Common Stock and Class B Common Stock. In such case, all directors to be elected shall be elected by holders of Common Stock and Class B Common Stock voting together as a single class, provided that, with respect to said election, the holders of Common Stock shall have one vote per share and holders of Class B Common Stock shall have ten votes per share.

                (vi) Holders of Class B Common Stock will not have the rights to elect directors set forth in subparagraphs 2(e)(i) and 2(e)(iv) of this Article FOURTH if, on the record date for the shareholder meeting at which such directors are to be elected, or on the record date for any written consent of shareholders pursuant to which directors are elected, the number of issued and outstanding shares of Class B Common Stock is less than 12.5% of the aggregate number of issued and outstanding shares of Common Stock and Class B Common Stock. In such case, holders of Common Stock, voting as a separate class, shall have the right to elect 25% of the members of the Board of Directors as provided in subparagraph 2(e)(i) of this Article FOURTH, and holders of Common Stock and holders of Class B Common Stock voting together as a single class shall be entitled to elect the remaining directors, provided that, with respect to said election, the holders of Common Stock shall have one vote per share and holders of Class B Common Stock shall have ten votes per share.

                (vii) Holders of Common Stock and Class B Common Stock shall in all matters not otherwise specified in this paragraph 2(e) of this Article FOURTH vote together as a single class provided that in connection with such matters the holders of Common Stock shall have one vote per share and the holders of Class B Common Stock shall have ten votes per share.

               (viii) Subject to the rights of the holders of any Preferred Stock outstanding from time to time and notwithstanding anything in this paragraph 2(e) of this Article FOURTH to the contrary, the holders of Common Stock shall have exclusive voting power on all matters at any time when no Class B Common Stock is issued and outstanding, and the holders of Class B Common Stock shall have exclusive voting power on all matters at any time when no Common Stock is issued and outstanding.

          (f) Conversion. Each holder of record of Class B Common Stock may at any time or from time to time, in such holder's sole discretion and at such holder's option, convert any whole number or all of such holder's shares of Class B Common Stock into fully paid and non-assessable shares of Common Stock at the rate of one share of Common Stock for each share of Class B Common Stock surrendered for conversion. Any such conversion may be effected by any holder of Class B Common Stock surrendering such holder's certificate or certificates for the Class B Common Stock to be converted, duly endorsed, at the office of the corporation or any transfer agent for the Class B Common Stock, together with a written notice to the corporation at such office that such holder elects to convert all or a specified number of shares of Class B Common Stock and stating the name or names in which such holder desires the certificate or certificates for such Common Stock to be issued. Promptly thereafter, the corporation shall issue and deliver to such holder, or such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made at the close of business at the date of such surrender and the person or persons entitled to receive the Common Stock issuable on such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on that date.

          Authorized but unissued Common Stock, to the extent that such stock may be necessary to meet any exercise of the conversion privilege of issued and outstanding Class B Common Stock, shall be held by the corporation without the necessity of a declaration by the Board of Directors, in reserve, to be issued only in satisfaction of the conversion privilege of the issued and outstanding Class B Common Stock. No Class B Common Stock may be issued unless the authorized but unissued and unreserved shares of Common Stock are sufficient to satisfy the conversion privilege which will exist with respect to such Class B Common Stock when issued.

          (g) Liquidation. In the event of any liquidation, dissolution or winding up of the corporation, the holders of the Common Stock and the holders of the Class B Common Stock shall participate equally per share in any distribution to shareholders, if any, after payment in full to the holders of Preferred Stock of the preferential amounts, if any, to which they are entitled.

          FIFTH.    The Secretary of State of the State of
New York is designated as the agent of the corporation, upon whom process against it may be served, and the post office address to which the Secretary of State shall mail a copy of any such process served upon him or her is c/o Phillips, Lytle, Hitchcock, Blaine & Huber LLP, 3400 Marine Midland Center, Buffalo, New York 14203.

          SIXTH.    Subject to any limitation provided in any
statute of the State of New York, the corporation in furtherance of its corporate purposes shall have all the powers now or hereafter conferred by statute upon, or otherwise legally attributable to, corporations formed under the New York Business
Corporation Law.

          SEVENTH. To the fullest extent that the New York Business Corporation Law, as the same exists or may hereafter be amended, permits elimination or limitation of the liability of directors, no director of the corporation shall be liable to the corporation or its shareholders for damages for any breach of duty in such capacity. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any elimination or limitation of the personal liability of a director of the corporation for acts or omissions occurring prior to the effective date of such repeal or modification.

          IN WITNESS WHEREOF, the undersigned has made and signed
this Certificate of Incorporation this      day of March, 1998

and the undersigned affirms the statements contained herein as true under penalties of perjury.


                                   ______________________________
                                                  Incorporator
                                   3400 Marine Midland Center
                                   Buffalo, New York  14203

                  CERTIFICATE OF INCORPORATION

                               OF




        Under Section 402 of the Business Corporation Law

                              Filer
         Phillips, Lytle, Hitchcock, Blaine & Huber LLP
                   3400 Marine Midland Center
                     Buffalo, New York 14203

                                                        Exhibit C



                             BY-LAWS

                               OF

              SEVENSON ENVIRONMENTAL SERVICES, INC.


                            ARTICLE I

                             OFFICES

          Section 1. The Corporation's principal office shall be in the City of Niagara Falls, County of Niagara, State of
New York or such other location within or outside of the State of New York as the board of directors of the Corporation (the
"Board") shall determine.

          Section 2. The Corporation may also have offices at such other places both within and outside of the State of New York as the Board may from time to time determine or the business of the Corporation may require.


                           ARTICLE II

                    MEETINGS OF SHAREHOLDERS

          Section 1. The annual meeting of the shareholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such time and place, either within or outside of the State of New York, as shall be determined by the Board and stated in the notice of the meeting. The meeting may be adjourned from time to time and place to place until its business is completed.

          Section 2. Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President or the Chairman of the Board, and shall be called by the President or Secretary at the request in writing of a majority of the entire Board. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice.

          Section 3. Notice of every meeting of the shareholders stating the place, date and hour of the meeting shall be given to each shareholder entitled to vote at such meeting not less than ten or more than fifty days before the date of the meeting. Notice of a special meeting shall also state the purpose or purposes for which it is called and the person or persons at whose direction it is being called.

          Section 4. The officer or agent who has charge of the stock ledger or transfer book of the Corporation shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present.

          Section 5. Each outstanding share of common stock shall be entitled to vote in accordance with the provisions for voting specified in the Certificate of Incorporation or required by law. In determining the number of shares of stock required by law, by the Certificate of Incorporation or by these by-laws to be represented for any purpose, or to determine the outcome of any matter submitted to shareholders for approval or consent, the number of shares represented or voted shall be weighted in accordance with the provisions of the Certificate of Incorporation regarding voting powers of each class of stock.
Any reference in these by-laws to a specific fraction or percentage of the voting stock shall be deemed to refer to a fraction or percentage of the voting power of such stock. Issues shall be determined by a class vote only when a class vote is required by law or by the Certificate of Incorporation.

          Section 6. The holders of a majority of the voting stock issued and outstanding, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by law or by the Certificate of Incorporation. If a quorum shall fail to attend any meeting of the shareholders, the shareholders present at such meeting may adjourn the meeting to another place, date or time, without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If a notice of any adjourned special meeting of shareholders is sent to all shareholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then, except as otherwise required by law, those present or represented at such adjourned meeting shall constitute a quorum if they are the holders of at least one-third of the voting stock issued and outstanding.

          Section 7. When a quorum is present at any meeting, any question brought before that meeting shall be determined by the vote of a majority of the stock voting on such question, present in person or represented by proxy, unless the question is one upon which, by express provision of law or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          Section 8. The order of business and all other matters of procedure at every meeting of the shareholders shall be determined by the presiding officer. The Board shall appoint two or more inspectors of election to serve at every meeting of the shareholders at which directors are to be elected.



                           ARTICLE III

                            DIRECTORS

          Section 1. The number of directors which shall constitute the entire Board shall be eight. The term "entire Board" as used in these By-Laws means the total number of directors which the Corporation would have if there were no vacancies. Each director elected shall hold office until his successor is elected and qualified.

          Section 2. Vacancies and newly created directorships shall be filled in accordance with the provisions of the Certificate of Incorporation.

          Section 3. The business and affairs of the Corporation shall be managed by or under the direction of the Board.

          Section 4. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board.

          Section 5. Special meetings of the Board may be called by the Chairman of the Board, the President, or by any officer of the Corporation upon the request of a majority of the entire Board. Notice of every special meeting of the Board shall be given to each director at his regular place of business, or at such other address as shall have been furnished by him for that purpose. Such notice shall be given at least twenty-four hours before the meeting by telephone or by being personally delivered or telegraphed, or shall be given at least four business days before the meeting by mail. Notice is complete when sent. Such notice need not include a statement of the business to be transacted at, or the purpose of, any such meeting.

          Section 6. Except as otherwise provided by statute or in these by-laws, the presence of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be deemed the act of the Board. Less than a quorum may adjourn any meeting of the Board from time to time, without notice other than announcement at the meeting.

          Section 7. UnLess otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

          Section 8. Unless otherwise restricted by the Certificate of Incorporation or these by-laws, members of the Board or any committee thereof may participate in a meeting of the Board or any committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

          Section 9. The Board may, by resolution passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have any power or authority the exercise of which by such committee is proscribed by law. Such committee or committees shall have such names or names as may be determined from time to time by resolution adopted by the Board.

          Section 10. Unless otherwise provided by the Board, a majority of the members of any committee appointed by the Board shall constitute a quorum at any meeting thereof and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee. Any such committee shall, subject to any rules prescribed by the Board, prescribe its own rules for calling, giving notice of and holding meetings and its method of procedure at such meetings. Each committee shall keep regular minutes of its meetings and report the same to the Board when required by the Board.


                           ARTICLE IV

                             NOTICES

          Section 1. Whenever, under the provisions of the applicable law, the Certificate of Incorporation or of these bylaws, notice is required to be given to any director or shareholder, it shall not be construed to exclusively mean personal notice, but such notice may also be given in writing, by mail, addressed to such director or shareholder at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given telegram, telex or similar means, in which case it shall be deemed to have been given when transmitted.

          Section 2. Whenever any notice is required to be given under the provisions of applicable law, the Certificate of Incorporation or of these by-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                            ARTICLE V

                            OFFICERS

          Section 1. The officers of the Corporation shall be appointed or elected by the Board. The officers shall be a President, such number of Vice-Presidents as the Board may from time to time determine, a Secretary, and a Treasurer and, if the Board so determines, a Chairman of the Board and a Vice Chairman of the Board. Any person may hold two or more offices. The Board may also appoint such other officers and agents as it shall deem appropriate.

          Section 2. If appointed or elected by the Board, the Chairman of the Board shall have the general powers and duties of supervision and management of the business of the Corporation which usually pertain to his office.

          Section 3. The President shall be the chief executive officer of the Corporation. He shall have the general powers and duties of supervision and management of the business and affairs of the Corporation which normally pertain to his office and shall perform such other duties and have such other powers as the Board may from time to time prescribe. He shall see that all orders and resolutions of the Board are carried into effect. The President shall preside at all meetings of the shareholders and of the Board.

          Section 4. In the absence of the President or in the event of his inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice Presidents in the order designated by the Board, or, in the absence of any designation, then in the order of their election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

          Section 5. The officers, agents and employees of the Corporation shall perform the duties and exercise the powers usually incident to the offices or positions held by them respectively and/or such other duties and powers as may be assigned to them from time to time by the Board or the President.

          Section 6.  The salaries of all officers of the
Corporation shall be fixed by the Board.

          Section 7. The officers shall hold office until their successors are chosen and qualify. Any officer elected or appointed by the Board may be removed at any time by the Board with or without cause. Any vacancy occurring in any office of the Corporation shall be filled by the Board.

          Section 8. Except as otherwise provided by the Board, any one of the following officers, viz.: the Chairman of the Board, the President, Vice-president and Secretary, shall have the power in the name of or on behalf of the Corporation to execute proxies for the voting of stock owned by the Corporation in any other corporation for use at any meeting of shareholders of such other corporation.


                           ARTICLE VI

                         INDEMNIFICATION

          Section 1. The Corporation shall, to the fullest extent permitted by applicable law, as amended from time to time, indemnify each person made, or threatened to be made, a party to any action or proceeding, whether civil, criminal, administrative or investigative ("Proceeding") by reason of the fact that such person, such person's testator or intestate, is or was a director or officer of the Corporation, or, while a director or officer, serves or served, at the request of the Corporation, any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, penalties, amounts paid in settlement and reasonable expenses (including attorneys' fees, costs and charges) incurred in connection with such threatened or pending Proceeding, or any appeal therein; provided that no such indemnification shall be made if a judgment or other final adjudication adverse to such person establishes that (i) his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled, and provided further that no such indemnification shall be required with respect to any settlement or other nonadjudicated disposition of any threatened or pending Proceeding unless the Corporation has given its prior consent to such settlement or other disposition.

          Section 2. The Corporation shall, from time to time, advance or promptly reimburse upon request any director or officer seeking indemnification hereunder the funds necessary for payment of expenses (including attorneys' fees, costs and charges) reasonably incurred in connection with any threatened or pending Proceeding in advance of the final disposition thereof upon receipt of a written undertaking by or on behalf of such person to repay such amount if such person is ultimately found not to be entitled to indemnification or, where indemnification is granted, to the extent the expenses so advanced or reimbursed exceed the amount to which such person is entitled.

          Section 3. Nothing herein shall limit or affect any right of any person otherwise than hereunder to indemnification or to advancement of expenses (including attorneys' fees, costs and charges) under any statute, rule, regulation, certificate of incorporation, by-law, resolution of directors or shareholders, insurance policy, contract or otherwise.

          Section 4. The Corporation is authorized to enter into agreements with any of its directors or officers to reflect or confirm the rights and benefits contained in this Article and to extend other additional rights to indemnification and to advancement of expenses to any such person to the fullest extent permitted by applicable law, and to set forth procedures for any such person to obtain advancement of expenses and indemnification, but the existence of any such agreement or the failure to enter into any such agreement shall not adversely affect or limit the rights of any such person pursuant to this Article or otherwise.

          Section 5. For the purposes of this Article, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his or her duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan, and excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered indemnifiable expenses.

          Section 6. If a request to be indemnified or for the advancement of expenses pursuant to this Article is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, the person seeking indemnification or advancement of expenses may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the person seeking indemnification or advancement of expenses shall be entitled also to be paid the expenses of prosecuting such claim. In any such judicial proceeding, the Corporation shall have the burden of proving by the preponderance of the evidence that the person seeking indemnification or advancement of expenses is not entitled to indemnification or advances hereunder. Neither the failure of the Corporation (including the Board, independent legal counsel or shareholders) to have made a determination that the person seeking indemnification or advancement of expenses is entitled to indemnification or advancement of expenses in the circumstances nor an actual determination by the Corporation (including the Board, independent legal counsel or shareholders) that the person seeking indemnification or advancement of expenses is not so entitled shall be a defense to an action or create a presumption that the person seeking indemnification or advancement of expenses is not so entitled.

          Section 7. Nothing in this Article shall restrict the power and the authority of the Corporation to indemnify or advance expenses to, make indemnification agreements and arrangements with, or maintain insurance on behalf of, any employee or agent of the Corporation or any person (whether or not a director, officer, employee or agent of the corporation) who serves at the request of the Corporation in any capacity with any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

          Section 8. If this Article or any part hereof shall be held unenforceable in any respect by a court of competent jurisdiction, it shall be deemed modified to the minimum extent necessary to make it enforceable, and the remainder of this Article shall remain fully enforceable.

          Section 9. This Article shall be given retroactive effect and the full benefits hereof shall be available in respect of any alleged or actual occurrences, acts or failures to act prior to the date of the adoption of this Article. The right to indemnification or advancement of expenses under this Article shall be a contract right.


                           ARTICLE VII

                     REGISTERED SHAREHOLDERS

          Section 1. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.


                          ARTICLE VIII

                            DIVIDENDS

          Section 1. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

          Section 2. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board shall think conducive to the interests of the Corporation, and the Board may modify or abolish any such reserve in the manner in which it was created.


                           ARTICLE IX

                              SEAL

          Section 1. The seal of the Corporation shall in such form as the directors shall determine.


                            ARTICLE X

                           AMENDMENTS

          Section 1. These by-laws may be added to, amended or repealed either by the shareholders or the Board. Any by-law adopted by the Board may be amended or repealed by the Shareholders.

PAGE

                 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                   SEVENSON ENVIRONMENTAL SERVICES, INC.
                            2479 Lockport Road
                      Niagara Falls, New York  14302

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY



     The undersigned, revoking all prior proxies, hereby appoints
Michael A. Elia and William J. McDermott, or either of them, as proxies with full power of substitution, and hereby authorizes him to represent and vote, as designated on the reverse, all the shares of Common Stock of Sevenson Environmental Services, Inc. held of record by the undersigned on April 4, 1998 at the Annual Meeting of Stockholders to be held at the Comfort Inn, One Prospect Point, Niagara Falls, New York, on May 19, 1998, or any adjournment thereof.

               (Continued and to be Signed on Reverse Side)

[ X ]  Please mark
       your votes as
       this example

          THE PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE
          COMPANY. The Directors recommend a vote FOR election of all nominees and FOR proposal 2.


1.   Election of Class A Directors

      FOR      WITHHELD
     [   ]      [   ]  Nominees: Joseph J. Castiglia,
                                 Robert J. Kelso

     For except vote withheld from the following nominee(s):

     __________________________________


2. Ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal year 1998

      FOR        AGAINST          ABSTAIN
     [   ]        [   ]            [   ]


3. In their discretion, the proxies are authorized to vote upon any other matters of business which may properly come before the meeting, or, any adjournment(s) thereof




     Change of Address/comments on reverse side   [   ]

     I plan to attend the meeting                 [   ]

     I do not plan to attend the meeting          [   ]



SIGNATURE(S)__________________________________   Date ____________________


NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

MARY CATHERINE MALLEY                                        (716) 847-7068
                                                  mmalley@phillipslytle.com





                                   March 11, 1998



U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

          Re:  Sevenson Environmental Services, Inc.
               Commission File No. 0-17536

Dear Sir or Madam:

          This preliminary proxy statement (the "Proxy
Statement") is being filed with the Commission pursuant to Section 14a-6 in connection with the Sevenson Environmental Services, Inc. (the "Company") 1998 Annual Meeting of Stockholders. The Proxy Statement is being filed in a preliminary form as the Company is requesting its shareholders to approve the reincorporation of the Company from Delaware to New York in the manner and for the purposes set forth in the Proxy Statement.

          Please notify the undersigned at your earliest convenience as to whether the Proxy Statement will be reviewed by the staff of the Division of Corporation Finance. The Company currently intends to mail its proxy materials on or about April 13, 1998 to stockholders of record on April 8, 1998. If we can be of any assistance to you in this regard, please let us know.

                              Very truly yours,

                             PHILLIPS, LYTLE, HITCHCOCK, BLAINE & HUBER LLP


                         By/S/Mary Catherine Malley
                              Mary Catherine Malley

Enclosures